SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-A


              For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                         PlayStar Wyoming Holding Corp.
  ------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                   Antigua                                 52-209-8787
  ------------------------------------------      ------------------------------
  (State of Incorporation or Organization)         IRS Employer Identification
                                                               No.

     60 Nevis Street, 2nd Floor, St. John's, Antigua BWI, West
                              Indies
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             (Address of principal executive offices)                (Zip code)

      If this form relates to                    If this form relates to
      the registration of a                      the registration of a
      class of securities                        class of securities
      pursuant to Section 12(b)                  pursuant to Section 12(g)
      of the Exchange Act and is                 of the Exchange Act and
      effective pursuant to                      is effective pursuant to
      General Instruction A.(c),                 General Instruction
      please check the following                 A.(d), please check the
      box.  |_|                                  following box.  |X|

Securities  Act  registration  statement file number to which this Form relates:
333-59525-01 Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                  Name of Each Exchange on Which
        to be so Registered                  Each Class is to be Registered

               None.                                     None.
-------------------------------------    ---------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                 Ordinary Shares, Par Value $0.0001 Per Share
                                (Title of class)

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


Item 1: Description of Registrant's Securities to be Registered.

        The  description  under the heading  "Description  of  PlayStar  Antigua
Capital Stock" relating to the Registrant's Ordinary Shares, par value $0.0001 per share, in the Prospectus included in Amendment No. 1 to Form F-1 Registration Statement under the Securities Act of 1933 of the Registrant filed with the Securities and Exchange Commission on August 7, 1998 (File No. 333-59525-01) (the "Registration Statement on Form F-1") is incorporated herein by reference.

Item 2: Exhibits.

        The following exhibits are filed herewith (or incorporated by reference as indicated below):

        1. Articles of Incorporation of PlayStar Wyoming Holding Corp. ("PlayStar Wyoming"), incorporated herein by reference to Exhibit
            3.1 of the Registration Statement on Form F-1.

        2. Articles of Continuance of PlayStar Wyoming, incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form F-1.

        3.  By-Laws of PlayStar Wyoming,  incorporated  herein by reference to
            Exhibit 3.3 of the Registration Statement on Form F-1.

        4. Specimen Common Stock Certificate of the Registrant (to be filed by Amendment).

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


                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          PLAYSTAR WYOMING HOLDING CORP.



                                          By: /s/ Julius Patta
                                             Julius Patta
                                             President
Date:  September 10, 1998

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